Exhibit 10.9

SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of December 22, 2025 (the “Effective Date”), is entered into by and among FUTUREFUEL CORP., a Delaware corporation (the “Parent”), FUTUREFUEL CHEMICAL COMPANY, a Delaware corporation (the “Company”; and the Company together with the Parent, collectively, the “Borrowers”, and each individually, a “Borrower”), the Guarantors party hereto, the Lenders party hereto, and REGIONS BANK, as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”).

R E C I T A L S

WHEREAS, the Borrowers, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and Regions Bank, as Administrative Agent, Collateral Agent, Issuing Bank and Swingline Lender, entered into that certain Second Amended and Restated Credit Agreement dated as of February 21, 2025 (as amended, restated, amended and restated, supplemented, increased, extended, refinanced, renewed, replaced, and/or otherwise modified in writing from time to time, the “Credit Agreement”);

WHEREAS, pursuant to Section 2.11(b) of the Credit Agreement, the Borrowers have elected to permanently reduce the Revolving Commitments to $35,000,000 (the “Requested Reduction”); and

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders amend certain provisions of the Credit Agreement in connection with the Requested Reduction, and the Administrative Agent and the Lenders are willing to make such amendments in the manner, and on the terms and conditions, provided for herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

A G R E E M E N T

1.           Introductory Paragraph and Recitals. The above introductory paragraph and recitals of this Amendment are incorporated herein by reference as if fully set forth in the body of this Amendment.

2.           Definitions. Capitalized terms used herein (including in the recitals hereof) and not otherwise defined herein shall have the meanings provided in the Credit Agreement.

3.           Reduction in Revolving Commitments. The Borrowers hereby permanently reduce the Revolving Commitments by $40,000,000 such that, upon the effectiveness of this Amendment, the aggregate Revolving Commitments of all of the Lenders shall be $35,000,000, and each Lender’s Revolving Commitment shall be as set forth on Appendix A hereto. Such reduction shall be applied among the Lenders based on their respective Revolving Commitment Percentages. The Administrative Agent and the Lenders hereby waive the requirement in Section 2.11(b) of the Credit Agreement for advance notice with respect to the reduction described in this Section 3.

4.           Amendments to Credit Agreement.

(a)         Section 1.1 of the Credit Agreement is hereby amended by adding the following defined term in the appropriate alphabetical order to read, in its entirety, as follows:

“Second Amendment Effective Date” means December 22, 2025.

(b)         Section 1.1 of the Credit Agreement is hereby amended by amending and restating the definition of “Aggregate Revolving Commitments” to read, in its entirety, as follows:

“Aggregate Revolving Commitments” means the Revolving Commitments of all the Lenders. The aggregate principal amount of the Aggregate Revolving Commitments in effect on the Second Amendment Effective Date is THIRTY-FIVE MILLION DOLLARS ($35,000,000).

(c)         Section 5.2(b) of the Credit Agreement is hereby amended and restated to read, in its entirety, as follows:

(b)         after making the Credit Extension requested on such Credit Date, (i) the Total Revolving Outstandings shall not exceed the Aggregate Revolving Commitments then in effect and (ii) the Credit Parties are in compliance with the covenants set forth in clauses (a) and (b) of Section 8.8 on a Pro Forma Basis;

(d)         Appendix A to the Credit Agreement is hereby amended and restated to read, in its entirety, in the form of Appendix A attached hereto.

5.           Conditions Precedent. This Amendment shall be effective as of the Effective Date upon the satisfaction of each of the following conditions precedent:

(a)         Amendment. Receipt by the Administrative Agent of counterparts of this Amendment duly executed by each of the Credit Parties, the Lenders, the Administrative Agent and the Collateral Agent.

(b)         Fees and Expenses. Payment by the Credit Parties of the out-of-pocket costs and expenses of the Administrative Agent and Collateral Agent, including without limitation, the reasonable and documented fees and expenses of Haynes and Boone, LLP.

6.           Amendment is a “Credit Document”. This Amendment is a Credit Document and all references to a “Credit Document” in the Credit Agreement and the other Credit Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Credit Documents) shall be deemed to include this Amendment.

7.           Miscellaneous.

(a)         The Credit Agreement and the obligations of the Credit Parties thereunder and under the other Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)         Each of the Credit Parties represents and warrants to the Administrative Agent and each Lender that:

(i)         The execution, delivery and performance of this Amendment has been duly authorized by all necessary action on the part of each of the Credit Parties.

(ii)        This Amendment has been duly executed and delivered by each of the Credit Parties and is the legally valid and binding obligation of each of the Credit Parties, enforceable against each of the Credit Parties in accordance with its respective terms, except as may be limited by Debtor Relief Laws or by equitable principles relating to enforceability.

(iii)       The execution, delivery and performance by each of the Credit Parties of this Amendment and the consummation of the transactions contemplated by this Amendment do not and will not require, as a condition to the effectiveness hereof, any registration with, consent or approval of, or notice to, or other action to, with or by, any Governmental Authority.

(iv)       (A) After giving effect to this Amendment, the representations and warranties contained in Section 6 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date and (B) no event has occurred and is continuing or would result from the consummation of this Amendment that would constitute an Event of Default or a Default.

(c)         This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means (e.g. “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart of this Amendment.

(d)         In case any provision in or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(e)         THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties to this Amendment have caused a counterpart of this Amendment to be duly executed and delivered by their below respective duly authorized officer as of the date first above written.

BORROWERS:		FUTUREFUEL CORP.,
a Delaware corporation

FUTUREFUEL CHEMICAL COMPANY,
a Delaware corporation

GUARANTORS:		FUTUREFUEL WAREHOUSE COMPANY, LLC,
an Arkansas limited liability company

LEGACY REGIONAL TRANSPORT, L.L.C.,
an Arkansas limited liability company

	By:	FUTUREFUEL CHEMICAL COMPANY,
its sole member

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SECOND AMENDMENT
FUTUREFUEL (2025)

ADMINISTRATIVE AGENT
AND COLLATERAL AGENT:	REGIONS BANK,
as Administrative Agent, Collateral Agent, Issuing Bank
and Swingline Lender

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SECOND AMENDMENT
FUTUREFUEL (2025)

LENDERS:	REGIONS BANK,
as a Lender

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SECOND AMENDMENT
FUTUREFUEL (2025)

FIRST COMMUNITY BANK,
as a Lender

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SECOND AMENDMENT
FUTUREFUEL (2025)

Appendix A

LENDERS, REVOLVING COMMITMENTS AND

REVOLVING COMMITMENT PERCENTAGES

Lenders	Revolving Commitment	Revolving Commitment Percentage
Regions Bank	$28,000,000.00	80.000000000%
First Community Bank	$7,000,000.00	20.000000000%
Total:	$35,000,000.00	100.000000000%